Exhibit 10.2
Confidential Portions Redacted and Filed with the Commission pursuant to 17 CFR 200.83.
“***” Symbolizes Language Omitted Pursuant to an Application For Confidential Treatment.

EXXONMOBIL OIL CORPORATION – CRUDE CONTRACT

AGREEMENT                                                                           TODAY’S
DATE:                                08/19/2009                                           DATE:                      09/24/2009                                PAGE: 1 OF 5

TO:           BERRY PETROLEUM CO                                                                FROM:                                EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)                                                                                     ***
3039994141   (FAX)                                                                                     ***   (FAX)

THIS FORMALIZES OUR AGREEMENT TO AMEND THE REFERENCED AGREEMENT, WHICH HAD AN EFFECTIVE DATE OF 08/19/2009 ENTERED INTO BETWEEN EXXONMOBIL OIL CORPORATION,
HEREINAFTER KNOWN AS “EXXONMOBIL”, AND BERRY PETROLEUM CO (HEREINAFTER CALLED “CUSTOMER”), AS SUCH AGREEMENT
MAY HAVE BEEN AMENDED THEREAFTER FROM TIME TO TIME.

EXXONMOBIL
CONTRACT:                                           BRRY1403TE                                                      CUSTOMER
7017521                                                      CONTRACT:

AMENDMENT INTENT:
CHANGING DELIVERY/LOCATION VERBAGE OF CONTRACT TO READ
AS FOLLOWS:
A.           SECTION 1:                      “INTO EXXONMOBIL SJV PIPELINE VIA
EXXONMOBIL DUVALL VIA SHELL PIPELINE
FROM BERRY CENTRAL LEASES.”
B.           SECTION 4:                      “INTO CONOCOPHILLIPS COMMON CARRIER
PIPELINE LINE 100) FROM FORMAX LEASES.”

NOTE:                           “TOTAL CONTRACT VOLUME ……
LIMITED TO 100% OF THE LEASE PRODUCTION
AT BERRY CENTRAL, …”
REQUESTED BY BERRY PETROLEUM (RON CROSS), APPROVED BY
***  -   09/24/09.

____________________________________________________________________________________________

EXXONMOBIL RECEIVES (BUYS) :

CRUDE TYPE:                                01)           SAN JOAQUIN VALLEY.
02)       SAN JOAQUIN VALLEY.
03)       SAN JOAQUIN VALLEY.
04)       SAN JOAQUIN VALLEY.

VOLUME:                          01)                  4,900 BARRELS PER DAY
02)                  1,400 BARRELS PER DAY
03)                  4.200 BARRELS PER DAY
04)                  2,100 BARRELS PER DAY

PRICE:                          EXXONMOBIL AGREES TO PAY BERRY PETROLEUM CO
01)                  FORMULA NUMBER:  1000202237
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH,  *** $*** PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

DELIVERY VOLUME/LOCATION:  APPROXIMATELY 4,900 BARRELS PER DAY -
EXXONMOBIL OIL CORPORATION – CRUDE CONTRACT

AGREEMENT                                                                           TODAY’S
DATE:                                08/19/2009                                           DATE:                      09/24/2009                                PAGE: 2 OF 5

TO:           BERRY PETROLEUM CO                                                                FROM:                                EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)                                                                                     ***
3039994141   (FAX)                                                                                     ***    (FAX)

INTO EXXONMOBIL SJV PIPELINE VIA
EXXONMOBIL DUVALL VIA SHELL PIPELINE
FROM BERRY CENTRAL LEASES.

Confidential Portions Redacted and Filed with the Commission pursuant to 17 CFR 200.83.
“***” Symbolizes Language Omitted Pursuant to an Application For Confidential Treatment.

02)           FORMULA NUMBER: 1000202238
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH, *** $*** PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

DELIVERY VOLUME/LOCATION:                                                                APPROXIMATELY 1,400 BARRELS PER DAY –
INTO PLAINS PIPELINE GATHERING LINE
FROM ETHEL D.

03)           FORMULA NUMBER:  1000202239
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH,  *** $*** PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

DELIVERY VOLUME/LOCATION:                                                                APPROXIMATELY 4,200 BARRELS PER DAY -INTO PLAINS PIPELINE GATHERING LINE
FROM FAIRFIELD LEASES.

04)           FORMULA NUMBER:  1000202240
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH,  *** $*** PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

DELIVERY VOLUME/LOCATIONS:                                                                APPROXIMATELY 2,100 BARRELS PER DAY –

INTO CONOCOPHILLIPS COMMON CARRIER

PIPELINE (LINE 100) FROM FORMAX LEASES.

EXXONMOBIL OIL CORPORATION – CRUDE CONTRACT

AGREEMENT                                                                           TODAY’S
DATE:                                08/19/2009                                           DATE:                      09/24/2009                                PAGE: 3 OF 5

TO:           BERRY PETROLEUM CO                                                                FROM:                                EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)                                                                                     ***
3039994141   (FAX)                                                                                       ***    (FAX)

NOTE:                      TOTAL CONTRACT VOLUME IS APPROXIMATELY 12, 600 BARRELS
PER DAY (378k BARRELS PER MONTH) – LIMITED TO 100% OF THE
LEASE PRODUCTION AT BERRY CENTRAL, ETHEL D, FORMAX,
AND FAIRFIELD LEASES.

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
THE FOLLOWING ADDITIONAL PROVISIONS APPLY TO THE ENTIRETY OF
THE CONTRACT:
1)           IN THE EVENT THE CRUDE OIL WILL BE EXPORTED FROM THE
UNITED STATES, BUYER UNDERTAKES TO DETERMINE ANY EXPORT
LICENSE REQUIREMENTS. TO OBTAIN ANY EXPORT LICENSE OR
OTHER OFFICIAL AUTHORIZATIOINS, AND TO CARRY OUT ANY
CUSTOMS  FORMALITIES FOR THE EXPORT OF THE CRUDE OIL.
2)           MEASUREMENT AND TEST:    ALL CALIFORNIA CRUDE OIL
PRODUCTION DELIVERED AND RECEIVED BY BOTH PARTIES
SHALL NOT EXCEED 3% BS&W.

Confidential Portions Redacted and Filed with the Commission pursuant to 17 CFR 200.83.
“***” Symbolizes Language Omitted Pursuant to an Application For Confidential Treatment.

3)           PRESS RELEASES OR ANNOUNCEMENTS WITH REGARD TO THIS
CONTRACT HAVE TO BE CLEARED IN ADVANCE BY BOTH PARTIES.

DELIVERY:                                01)           WEST COAST PIPELINE CO AT: DUVALL ROAD, CA
02)           PLAINS MARKETING & AT: ETHEL D, CA
03)           PLAINS MARKETING & AT: BERRY FAIRFIELD, CA
04)           CONOCOPHILLIPS COMMON CARRIER AT: FORMAX LEASE, CA

TERMINATION:                                           BEGINNING OCTOBER 1, 2009 THRU SEPTEMBER 30, 2010.
FOLLOWING THIS INITIAL PERIOD, THIS AGREEMENT SHALL
CONTINUE THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS
CONTRACT IS CANCELLED BY EITHER PARTY WITH A 60-DAY
NOTICE OF CANCELLATION.  FIRST NOTICE OF CANCELLATION
SHALL NOT BE GIVEN PRIOR TO AUGUST 1, 2010.
_________________________________________________________________________________________________________

OTHER SPECIAL PROVISIONS:
PLEASE REFER TO CONTRACT NUMBER BRRY1403TE ON ALL CORRESPONDENCE INCLUDING STATEMENTS AND WIRE TRANSFERS

GENERAL TERMS:
CONOCO’S GENERAL PROVISIONS FOR DOMESTIC CRUDE OIL AGREEMENTS DATED

JANUARY 1, 1993 ARE INCORPORATED HEREIN BY REFERENCE AND MADE PART OF
THIS AGREEMENT.  IN THE EVENT OF A CONFLICT BETWEEN THESE GENERAL TERMS

AND CONDITIONS AND THE SPECIFIC TERMS AND CONDITIONS OF THE AGREEMENT,
THE SPECIFIC TERMS AND CONDITIONS SHALL GOVERN.

PAYMENT TERMS:
EXXONMOBIL OIL CORPORATION – CRUDE CONTRACT

AGREEMENT                                                                           TODAY’S
DATE:                                08/19/2009                                           DATE:                      09/24/2009                                PAGE: 4 OF 5

TO:           BERRY PETROLEUM CO                                                                FROM:                                EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)                                                                                     ***
3039994141   (FAX)                                                                                      ***    (FAX)

IN CONSIDERATION FOR THE MUTUAL EFFICIENCIES ARISING FROM NET
SETTLEMENT, UNLESS OTHERWISE SPECIFIED, THE PARTIES WILL USE THE
FOLLOWING PROCEDURE, EXCEPT AS TO CONTRACTS FOR THE DELIVERY OF
CRUDE OIL AND/OR CONDENSATE DELIVERED BY TANKER(S) AND CONTRACTS
SECURED BY PREPAYMENT AND/OR DOCUMENTARY LETTER(S) OF CREDIT, WHICH
SHALL BE EXCLUDED FROM THIS CLAUSE AND PAID ACCORDING TO THE PROVISIONS
OF THE APPLICABLE CONTRACTS BETWEEN THE PARTIES.  THE PARTIES SHALL
CONTINUE TO ISSUE INVOICES.  IN ACCORDANCE WITH CONTRACT TERMS,  IN THE
NORMAL COURSE OF BUSINESS. ON OR BEFORE THE 20TH CALENDAR DAY (OR THE
PRECEDING BUSINESS DAY,   IF THE 20TH IS NOT A BUSINESS DAY) OF THE MONTH
FOLLOWING THE MONTH DURING WHICH DELIVERIES OCCUR PURSUANT TO TERMS OF
CONTRACTS BETWEEN THE PARTIES, THE PARTIES WILL COMMUNICATE AND CONFIRM
THE INVOICED AMOUNTS TO BE INCLUDED IN THE NET PAYMENT (OR NET
SETTLEMENT) OF ACCOUNTS.  ANY REMAINING BALANCE SHALL BE PAID BY THE
PARTY OWING SUCH AMOUNT TO THE OTHER PARTY ON THE DATE THE GROSS
AMOUNTS ARE DUE PER THE CONTRACTS.

TITLE TRANSFER:
BY TRANSFER FROM DELIVERING PARTY’S TO RECEIVING PARTY’S ACCOUNT AT THE
LOCATION(S) DESCRIBED HEREIN, AT WHICH POINT(S) TITLE SHALL PASS AS
EVIDENCED BY RUN TICKETS/ALLOCATION STATEMENTS ISSUED BY THE CARRIER(S)
INVOLVED.

FINAL AGREEMENT:
THIS CONTRACT, INCLUDING THE ABOVE REFERENCED GENERAL TERMS COMPRISES
THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MERGES AND SUPERSEDES ALL
PRIOR REPRESENTATIONS AND UNDERSTANDINGS BETWEEN THE PARTIES HERETO
COVERING THE SUBJECT MATTER HEREOF.

ASSIGNMENT CLAUSE:
NEITHER PARTY SHALL ASSIGN THIS AGREEMENT WITHOUT THE PRIOR WRITTEN
CONSENT OF THE OTHER.  NOTWITHSTANDING THE FOREGOING, EXXONMOBIL OIL
CORPORATION SHALL HAVE THE RIGHT TO ASSIGN THIS AGREEMENT TO AN
AFFILIATE WITHOUT WRITTEN CONSENT, BY PROVIDING WRITTEN NOTICE TO THE
OTHER PARTY.

Confidential Portions Redacted and Filed with the Commission pursuant to 17 CFR 200.83.
“***” Symbolizes Language Omitted Pursuant to an Application For Confidential Treatment.

DOCUMENTATION INSTRUCTIONS:
THIS DOCUMENT EVIDENCES OUR UNDERSTANDING OF THE ENTIRE AGREEMENT AND
SHALL CONSTITUTE THE FORMAL CONTRACT. PLEASE CONFIRM BY IMMEDIATE FAX
TO THE EXXONMOBIL CONTRACT ADMINISTRATOR THAT THE ABOVE IS IN
ACCORDANCE WITH YOUR UNDERSTANDING.  ABSENT WRITTEN NOTICE OF

OBJECTION, WE ASSUME YOUR AGREEMENT TO THESE TERMS AND CONDITIONS.  YOUR

RESPONSE SHOULD REFLECT THE APPROPRIATE PARTY IN YOUR ORGANIZATION WHO
HAS THE AUTHORITY TO ENTER INTO THIS AGREEMENT.

INVOICES TO EXXONMOBIL SHOULD BE MAILED OR FAXED AS FOLLOWS:
EXXONMOBIL OIL CORPORATION
***

ATTN: RAW MATERIALS ACCOUNTING

EXXONMOBIL OIL CORPORATION – CRUDE CONTRACT

AGREEMENT                                                                           TODAY’S
DATE:                                08/19/2009                                           DATE:                      09/24/2009                                PAGE: 5 OF 5

TO:           BERRY PETROLEUM CO                                                                FROM:                                EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)                                                                                     ***
3039994141   (FAX)                                                                                       ***    (FAX)

FAX # *** (INVOICES ONLY)

EXXONMOBIL CONTRACT ADMINISTRATOR:  ***                                                                                                           (PH) ***

EXCEPT AS NOTED ABOVE, ALL OTHER PROVISIONS FOR THE AGREEMENT REMAIN UNCHANGED.  PLEASE ACKNOWLEDGE RECEIPT OF THIS CONFIRMATION BY RETURN FAX TO ***.  ABSENT WRITTEN
NOTICE OF OBJECTION, WE ASSUME YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.

SIGNATURE:  ***